UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2012

MOLINA HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Oceangate, Suite 100, Long Beach, California 90802

(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On July 13, 2012, Molina Medicaid Solutions, a wholly owned subsidiary of Molina Healthcare, Inc., was informed by the federal Centers for Medicare and Medicaid Services (CMS) and the Idaho Department of Health and Welfare that CMS had certified the Medicaid Management Information System (MMIS) implemented by Molina Medicaid Solutions retroactive to June 1, 2010. The CMS certification will allow the state of Idaho to receive 75 percent federal financial participation for the operation of the MMIS retroactive to that date.

The CMS certification is not expected to have a material impact on the results of operations of Molina Medicaid Solutions.

On July 17, 2012, we issued a press release announcing the certification of MMIS in Idaho. The full text of the press release is included as Exhibit 99.1 to this report

The information in this Form 8-K current report and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Press release of Molina Healthcare, Inc. issued July 17, 2012, regarding the certification of Idaho MMIS.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: July 17, 2012	By: /s/ Jeff D. Barlow
Jeff D. Barlow Sr. Vice President – General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Molina Healthcare, Inc. issued July 17, 2012, regarding the certification of Idaho MMIS.